UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 5(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 21, 2006 (December 15, 2006)

WELLSFORD REAL PROPERTIES, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-12917	13-3926898
(Commission File Number)	(IRS Employer Identification No.)

535 Madison Avenue, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 838-3400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 15, 2006, the Board of Directors of Wellsford Real Properties, Inc. (the “Company”) approved a resolution to amend the Company’s charter to reclassify all of the authorized but unissued shares of Series A 8.0% Convertible Redeemable Preferred Stock, Class A-1 Common Stock, and to the extent such shares remain classified, Class A Common Stock, as shares of Common Stock of the Company. Accordingly, Articles Supplementary effecting the reclassification were filed with the State Department of Assessments and Taxation of Maryland on December 20, 2006. The summary of changes to the Company’s charter set forth above is qualified in its entirety by reference to the full text of the Articles Supplementary, a copy of which is attached to this report as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

3.1	Articles Supplementary

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLSFORD REAL PROPERTIES, INC.

By:	/s/ Mark P. Cantaluppi
Mark P. Cantaluppi
Vice President and Chief Financial Officer

Date:	December 21, 2006

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